SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 K/A
                                 Amendment No. 1

                                 CURRENT REPORT

           Pursuant to Section 13 or 15 (d) of Securities Exchange Act

                                   May 3, 2004
                                  ------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        SKREEM ENTERTAINMENT CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                        0-24370                     33-0611748
 ------------                   -------------                --------------
(State or other              (Commission File No.)       (IRS Employer I.D. No.)
 Jurisdiction)

                    11637 Orpington Street, Orlando, FL 32817
                    (Address of Principal Executive Offices)

                                 (407) 207-0400
                         (Registrant's Telephone Number)

                          Stanford Capital Corporation
          (Former Name or Former Address if changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

(a)                        Previous independent accountants

(i)                        On May 3, 2004, the Registrant dismissed David T.
                           Thomson PC from its position as the Company's independent accounts.

(ii) The audit report of David T. Thomson PC, on April 10, 2003, for the year ended March 31, 2002 contained no adverse opinion, disclaimer of opinion or modification of the opinion.

(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its audit for the most recent fiscal year and the interim period until the date of dismissal , there have been no disagreements with David T. Thomson PC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of David T. Thomson PC would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent fiscal year and the interim period until the date of dismissal , there have been no reportable events (as defined in Regulation S-K
                           Item 304 (a)(1)(v)).

(vi) The Registrant requested that David T. Thomson PC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

         (b) New independent accountants

         On May 3 , 2004, the Registrant engaged Thomas Leger & Co. LLP to audit its financial statements for the year ended March 31, 2003. During the two most recent fiscal years and through March 31, 2003, the Registrant has not consulted with Thomas Leger & Co. LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit            Description of Exhibit
          Number

          16.1         Letter from David T. Thomson PC dated March 25, 2005



                                    SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date: March 28, 2005              Skreem Entertainment Corporation

                                      By:/s/ Charles Camorata
                                        ---------------------------
                                         Chief Executive Officer